Exhibit 10

Consent of Independent Auditors

The Board of Directors
GE Capital Life Assurance Company of New York
and
Contractholders
GE Capital Life Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading “Experts” in the Statement of Additional Information.

/s/    KPMG LLP

Richmond, Virginia
December 19, 2002